Gray Television, Inc.
Investor Presentation
NYSE:GTN

March 2017 Edition
Updated for December 31, 2016 Financial Information

4370 Peachtree Road, NE, Atlanta, GA 30319 | P 404.504.9828 | F 404.261.9607 | www.gray.tv

Table of Contents

See Appendix for Non-GAAP Reconciliations and Glossary of Defined Terms

ALL COMBINED HISTORICAL BASIS DATA PRESENTED FOR GRAY IS ADJUSTED FOR ALL COMPLETED TRANSACTIONS UNLESS OTHERWISE NOTED.

This presentation contains certain forward looking statements that are based largely on Gray's current expectations and reflect various estimates and assumptions by Gray. These statements may be identified by words such as "estimates", "expect," "anticipate," "will," "implied," "assume" and similar expressions. Forward looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward looking statements. Such risks, trends and uncertainties, which in some instances are beyond Gray's control, include the impact of recently completed and announced transactions, future expenses and other future events. Gray is subject to additional risks and uncertainties described in Gray's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," financial statements, and management's discussion and analysis of financial condition and results of operations sections contained therein, which reports are made publicly available via its website, www.gray.tv. Any forward-looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise.

See the appendix to this presentation for the definition of certain capitalized terms used herein. Reconciliations of the Company's non-GAAP measures of broadcast cash flow, broadcast cash flow less cash corporate expenses, operating cash flow as defined in Gray's senior credit agreement, free cash flow and the total leverage ratio, net of all cash are contained in the appendix.

An Industry Leading Power


WOODEN
LILLIPUT

Gray National Footprint

Ranked #1 or #2 in 54 of 56 Markets | Reaching approximately 10.3% of US TV households



Sioux Falls, SD
Bismarck, ND
Rapid City, SD
Fargo, ND
North Platte, NE
Lincoln, NE
Omaha, NE
Cedar Rapids, IA
Davenport, IA
La Crosse-Eau Claire, WI
Wausau-Rhinelander, WI
Madison, WI
Marquette, MI
Green Bay-Appleton, WI
Rockford, IL
Presque Isle, ME
Bangor, ME *
Lansing, MI
Flint, MI
South Bend, IN
Toledo, OH
Parkersburg, WV
Clarksburg, WV
Charleston-Huntington, WV
WDC News Bureau
Harrisonburg, VA
Charlottesville, VA
Roanoke, VA
Greenville, NC
Lexington, KY
Hazard, KY
Bowling Green, KY
Knoxville, TN
Augusta, GA
Albany, GA
Gainesville, FL *
Casper, WY
Twin Falls, ID
Cheyenne, WY
Reno, NV
Grand Junction, CO
Colorado Springs-Pueblo, CO
Topeka, KS
Wichita, KS
Springfield, MO
Fairbanks, AK
Anchorage, AK
Odessa, TX
Laredo, TX
Meridian, MS
Waco-Temple-Bryan, TX
Sherman, TX - Ada, OK
Dothan, AL
Tallahassee, FL
Panama City, FL
Alexandria, LA
Monroe, LA
Gray TV Station
State Capital in DMA

* Pending Acquisition
Includes Pending Acquisitions

High Quality, Diverse Station Group

56	Over 200	102	27
56 markets with owned and/or operated stations	Over 200 total program streams across 102 stations	102 "Big 4" network program streams	27 markets with two or more "Big 4" network affiliations

CBS 38 channels

NBC 29 channels

abc 21 channels

FOX 15 channels

Includes Pending Acquisitions

Focus on State Capitals and College Markets

Better demographics, more stable economies

11

Gray stations cover 11 state capitals

36

Gray stations cover 36 university towns

784,000

Enrollment of approximately 784,000 students

Includes Pending Acquisitions

Revenue Diversified Across Networks and Markets

Increasing Diversification of Revenue Sources

2008:
- 96% of revenue derived from advertising sales

2016:
- 75% of revenue derived from advertising sales
- 25% of revenue derived from retransmission (subscription) fee income

2016CHB Revenue by Affiliate: $899mm



All Non-Big Four Channels
FOX
CBS
abc
NBC
4%
3%
21%
34%
38%

2015CHB BCF by Affiliate: $378mm



All Non-Big Four Channels
FOX
CBS
abc
NBC
5%
3%
23%
29%
40%

No single market represents >6% of total revenue or >7% of BCF

Pending Matters

- ✓ $ 90,824,000 in proceeds from the FCC's broadcast spectrum auction
- ✓ Gray's winning bids will not lead to job losses and or a material change in operations or results for Gray or for any individual market
- ✓ Income taxes from proceeds are anticipated to be deferred on a long-term basis

- ✓ Pending Acquisition of WABI (CBS/CW) in the Bangor, Maine market (DMA 156) and WCJB (ABC/CW) in the Gainesville, Florida market (DMA 161) for $85 million in cash
- ✓ Expected to close in Q2
- ✓ Each consistently achieves #1 ratings in all major dayparts in its market, in both households and key demos.
- ✓ Each has been the most watched television station in its market throughout all of its weekday local news time slots across at least the last nine Nielsen ratings periods.
- ✓ According to BIA data, each station has capitalized on its ratings dominance by achieving a market revenue share exceeding fifty percent for the past several years.

Recognized Industry Leader

Ranked #77

Fortune's 100 Fastest Growing Companies

FORTUNE 100

"2016 top three-year performers in revenue, profits, and stock returns."


EVERY EMPLOYEE.
EVERY MARKET.
EVERY COMMUNITY.
EVERY DAY.
2016 Station Group of the Year
TVNewsCheck
gray

TVNewscheck's 2016 Station Group of the Year

Two Out of Three NAB's 2016 National Television Winners

Service to America Award

KWTX/CBS
Waco, Texas

Service to Community Award

KOLO/ABC,
Reno, Nevada



Investment Highlights

Significant Growth Since 2011

Increasing scale, decreasing leverage

+164%
Revenue

Revenue increased from $307M in 2011 to $812M in 2016

+66%
Household Reach

Reach of 6.2% of US TV households at YE2011 grew to 10.3% [2] of TVHH at YE2016 (and will be 10.4% upon closing all announced transactions)

+63%
Broadcast Channels

Total channels of programming increased from 76 at YE2011 to 200 at YE2016. Total Big Four network affiliated channels increased from 36 to 102.

+212%
Operating Income

Increased from $75M In 2011 to $234M in 2016

-29%
Net Leverage Ratio

Net Debt/L8QA OCF Ratio decreased from 7.5 times at YE 2011 to 5.1 times at YE 2016[1]

(1) Total debt less all cash on hand, combined historical basis for all transactions completed as of the respective date, as required by our senior credit facility.
(2) Includes Pending Acquisitions.

The Importance of #1

- Price Leadership
- Share of Market Ad $
- Network and News Ratings
- Reinvest in Business

Highly Ranked News Franchises Drive Traffic

- Dominate local and political revenue with highly-rated news platforms
- #1 Stations can secure more than half of a market's political ad buys
- Greater purchasing power and leverage with MVPDs, programmers, and other vendors
- Deliver higher margins
- Maximize free cash flow
- Exploit best practices
- Attract and retain high quality talent
- Leverage new Washington DC News Bureau

Gray Leads in Household Ratings

Gray's national Household Share average exceeds all major affiliate news programs

+60% Amount by which Gray's late local newscasts outperform the national average

+62% Amount by which Gray's 6PM newscasts outperform the national average

Gray's Ratings Have Remained Stable Over Time



5.6
5.7
5.6
5.9
5.9
5.7
5.6
2010 2011 2012 2013 2014 2015 2016



Household Rating Analysis – November 2016
5.6
4.9
4.7
4.5
4.1
4.1
4.0
4.0
3.4
3.3
3.2
3.1
2.8
2.4
gray
Cox
Raycom
Meredith
Hearst
Nexstar
Sinclair
TEGNA
ABC O&O
Tribune
CBS O&O
Scripps
Fox
NBC O&O

SOURCE: Nielsen November DMA Average Rating in DMA TV HH Monday-Sunday 6:00am to 2:00am

Network Programs Over-Index on Gray's Stations

CBS, NBC, and ABC perform far better on Gray's stations than national averages across all key day-parts +

CBS vs. Gray | November '16 Household Share



9
15
CBS
Gray
10
21
8
16
7
11
The Morning Show
Network News
Prime (Mon-Sun)
The Late Show

NBC vs. Gray | November '16 Household Share



13
24
NBC
Gray
13
25
7
13
8
14
The Today Show
Network News
Prime (Mon-Sun)
The Tonight Show

ABC vs. Gray | November '16 Household Share



13
22
ABC
Gray
12
23
7
12
5
9
Good Morning America
Network News
Prime (Mon-Sun)
Jimmy Kimmel / Nightline

Source: Nielsen Media Research, November 2016

Gray Excels at Retransmission Revenue



Retransmission Revenue in Millions
Gross Retransmission Revenue
Network "Reverse Comp."
"Net Retransmission Revenue"
$56
10
46
2012CHB
$73
19
54
2013CHB
$113
32
81
2014CHB
$185
84
101
2015CHB
$221
108
113
2016CHB
$275
133
142
2017CHB Estimate



Big-4 Network Renewals
3 Markets
28 Markets
41 Markets
17 Markets
1 Market
2016
2017
2018
2019
2020
2021
Retrans Renewals for In-Market Big-4 Subs
4.6 M Subs
40%
7.0 M Subs
58%
0.4 M Subs
2%
= 11.9 M In-Market Big-4 Subs

Significant Monetization of Spectrum Today

Secondary Channel 2016 CHB Financials



$119 MILLION IN REVENUE

OVER 100 SECONDARY CHANNELS

$73 MILLION IN BCF

62% MARGIN ON DIGITAL SECONDARY CHANNELS

All secondary channels including "Big-4" secondary channels

Successful Digital Media Initiatives

Gray Digital Media

- Pacing for 2.8 billion total page views in 2016 (up 22% over 2015)
- Mobile makes up 80% of all digital traffic

LOCALX MARKETING

Your Local Digital Marketing *Experts.*

- Website Development
- SEO/SEM
- Social Intelligence
- eCommerce
- Audience Targeting
- Database Marketing
- Reputation Management

MomsEveryday


MomsEveryday

- Award-Winning Weekly Television Program
- Daily News Content
- Localized Responsive Sites
- Eat@MomsEveryday Mobile App
- Unique Revenue Opportunities
- Social Media and Marketing Solutions
- Deep Station and Client Support Focused on Sustainability

- First local broadcaster launching all stations on Instant Articles
- 1.7 million Twitter followers, up 40% from same time last year
- Gray Selected by Facebook's as a Case Study for 'Instant Articles'
- 1.3 million iOS downloads, up 37% from same time last year
- 1.7 million Android downloads, up 45% from same period last year
- 450k Roku downloads, up 139% from same period last year
- Unique CBS All Access monthly viewers up 24.2% from same time last year



All Data is on as "as reported" basis and does not include station data prior to Gray's acquisition of a station(s)

Room to Grow



FCC U.S. TV Household Cap of 39%
Household Reach
Household Reach w/UHF Discount
44%
23%
44%
27%
39%
27%
38%
25%
31%
27%
19%
13%
18%
12%
16%
11%
14%
10%
11%
6%
11%
7%
10%
8%
7%
4%
4%
4%
3%
3%
2%
2%
Nexstar
SBG
TEGNA
HEARST
SCRIPPS
RAYCOM
entravision
COXMEDIA
meredith
gray
GH
WEIGEL
HB
NPG

Pro forma for all announced and closed transactions; UHF channels are 14 and above and VHF channels are 13 and below

Source: Company filings, BIA, company websites | Note: Excludes Big Four network owners and Univision


NEWS
Coverage You Can Count On
NEWS

Financial Overview

2014/2015/2016 Snapshot

	Combined Historical Basis Year Ended December 31				
	2016	2015	% Change 2016 to 2015	2014	% Change 2016 to 2014
Revenue:					
Total	$898,978	$785,891	14 %	$811,903	11 %
Political	$107,589	$ 21,104	410 %	$138,403	(22)%
Operating expenses (1):					
Broadcast	$525,068	$500,050	5 %	$458,445	15 %
Corporate and Administrative	$ 40,347	$ 34,343	17 %	$ 29,203	38 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$378,158	$311,284	21 %	$375,937	1 %
Broadcast Cash Flow Less Cash Corporate Expenses	$341,689	$280,061	22 %	$350,266	(2)%
Operating Cash Flow as defined in the Senior Credit Facility	$347,248	$285,335	22 %	$355,798	(2)%
Free Cash Flow	$193,765	$162,027	20 %	$224,150	(14)%

(dollars in thousands)

(1) Excludes depreciation, amortization, and loss on disposal of assets
(2) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income included elsewhere herein

Financial Scale Continues to Increase

Revenue ($ in millions)


As Reported
LTM
L8QA
$307 $327
$405 $356
$346 $376
$508 $427
$597 $553
$812 $705
2011
2012
2013
2014
2015
2016


Combined Historical Basis
LTM
L8QA
$812 $734
$786 $799
$899 $842
2014
2015
2016

Operating Cash Flow ($ in millions)


As Reported
LTM
L8QA
$97 $117
$176 $136
$114 $144
$195 $144
$192 $194
$299 $246
2011
2012
2013
2014
2015
2016


Combined Historical Basis
LTM
L8QA
$356 $305
$285 $321
$347 $316
2014
2015
2016

Prudent Balance Sheet Management Leads to Deleveraging

Gray has significantly reduced secured and total leverage from historical levels.

Gray has diversified its revenue base, allowing for significant free cash flow in both political and non-political years.

Financial Leverage Netting All Cash ($ in millions)



Secured Debt Netting All Cash(1) / OCF(2)
Unsecured Debt / OCF(2)
Preferred Stock / OCF(2)
7.5x
3.1x
4.0x
2011
6.1x
2.2x
3.9x
2012
5.7x
4.6x
1.1x
2013
5.7x
3.4x
2.3x
2014
5.1x
2.9x
2.2x
2015
5.1x
4.3x
0.8x
2016

	2011	2012	2013	2014	2015	2016
Net Debt + Preferred Stock (3)	$872(3)	$824	$834(4)	$1,134	$1,201	$1,456
L8QA OCF	$117	$136	$147	$200	$235	$288

(1) Secured debt netting all cash on hand as of the respective balance sheet date
(2) Operating Cash Flow ("OCF") as defined in our senior credit facility and as used in our quarterly compliance certificates
(3) For 2011, Net Debt + Preferred Stock includes preferred stock and related accrued dividends at liquidation value
(4) For 2014, Net Debt + Preferred Stock includes an undrawn $10M Letter of Credit

Robust OCF and Free Cash Flow Generation


Non Presidential Election Year 2014 OCF Buildup
($ in millions)
Increase in FCF as % of OCF
49%
195(2)
$95
$32
$67
<$1
2014
63%
$356
$224
$35
$92
$5
2014CHB
Non Election Year 2015 OCF Buildup
($ in millions)
Increase in FCF as % of OCF
49%
$192(2)
$94
$24
$72
<$2
2015
57%
$285
$162
$27
$91
$5
2015CHB
Presidential Election Year 2016 OCF Buildup
($ in millions)
Increase in FCF as % of OCF
49%
$299(2)
$148
$44
$93
<$15
2016
56%
$347
$194
$44
$95
<$15
2016CHB
Taxes
Capex
Cash Interest excluding amortization of deferred financing costs/premiums (1)
Free Cash Flow

(1) Interest expense estimated with incremental indebtedness and estimated cash interest relating to acquisition debt financing as if the acquisition debt financing had occurred on the first day of the period reported

(2) As reported OCF is equal to Broadcast Cash Flow less Cash Corporate Expenses plus Pension Expense less Pension Contributions

Capitalization

($ in millions)	As of December 31, 2016	Estimated Cash Interest	Leverage using Last Eight Quarter Average or "L8QA" OCF December 31, 2016
		Combined Historical Basis	
Cash[1]	$ 50		
Debt:			
Revolving Credit Facility - $100 Million[2]	$ -		
Term Loan B due 2024 – LIBOR + 250[2]	$ 556	$18.2	
Total Secured Debt	**$ 556**		1.8x
Senior Notes due 2024 – 5.125%	$ 525	$26.9	
Senior Notes due 2026 – 5.875%	$ 700	$41.1	
Total Debt	**$ 1,781**	$86.2	5.6x
Net Debt	**$ 1,731**		**5.5x**
Blended Average Interest Rate		**4.8%**	
Operating Cash Flow as defined in Senior Credit Facility ("OCF") as of 12/31/16[3]			**$316**

[1] $325 million actual cash on hand at 12/31/16, adjusted for Green Bay, Davenport and Fairbanks Acquisitions.
[2] Reflects February, 2017 Senior Credit Facility Refinancing
[3] Combined Historical Basis for all transactions closed as of 3/1/17

Appendix Follows

gray
Television • Digital • Mobile

Gray Television, Inc.
4370 Peachtree Rd., NE
Atlanta, Georgia 30319
www.gray.tv


KSFY
FUN

Non-GAAP Reconciliations and Glossary of Defined Terms

Disclaimer

ALL COMBINED HISTORICAL BASIS DATA PRESENTED FOR GRAY IS ADJUSTED FOR ALL COMPLETED TRANSACTIONS UNLESS OTHERWISE NOTED.

This Appendix contains certain forward looking statements that are based largely on Gray's current expectations and reflect various estimates and assumptions by Gray. These statements may be identified by words such as "estimates", "expect," "anticipate," "will," "implied," "assume" and similar expressions. Forward looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward looking statements. Such risks, trends and uncertainties, which in some instances are beyond Gray's control, include the impact of recently completed and announced transactions, future expenses and other future events. Gray is subject to additional risks and uncertainties described in Gray's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," financial statements, and management's discussion and analysis of financial condition and results of operations sections contained therein, which reports are made publicly available via its website, www.gray.tv. Any forward-looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise.

gray

Washington News Bureau

Annual Year-Over-Year Results

As Reported Basis

	As Reported Results Year Ended December 31				
	2016	2015	% Change 2016 to 2015	2014	% Change 2016 to 2014
			(dollars in thousands)		
Revenue:					
Total	$ 812,465	$ 597,356	36 %	$ 508,134	60 %
Political	$ 90,095	$ 17,163	425 %	$ 81,975	10 %
Operating expenses (1):					
Broadcast	$ 475,131	$ 374,182	27 %	$ 285,990	66 %
Corporate and administrative	$ 40,347	$ 34,343	17 %	$ 29,203	38 %
Net income	$ 62,273	$ 39,301	58 %	$ 48,061	30 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 338,801	$ 224,484	51 %	$ 220,977	53 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 302,332	$ 193,261	56 %	$ 195,306	55 %
Free Cash Flow	$ 148,126	$ 93,984	58 %	$ 95,240	56 %

(1) Excludes depreciation, amortization, and loss on disposal of assets
(2) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income included elsewhere herein

Annual Year-Over-Year Results

Combined Historical Basis

	Combined Historical Basis Year Ended December 31				
	2016	2015	% Change 2016 to 2015	2014	% Change 2016 to 2014
Total	$898,978	$785,891	14 %	$811,903	11 %
Political	$107,589	$ 21,104	410 %	$138,403	(22)%
Operating expenses (1):					
Broadcast	$525,068	$500,050	5 %	$458,445	15 %
Corporate and Administrative	$ 40,347	$ 34,343	17 %	$ 29,203	38 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$378,158	$311,284	21 %	$375,937	1 %
Broadcast Cash Flow Less Cash Corporate Expenses	$341,689	$280,061	22 %	$350,266	(2)%
Operating Cash Flow as defined in the Senior Credit Facility	$347,248	$285,335	22 %	$355,798	(2)%
Free Cash Flow	$193,765	$162,027	20 %	$224,150	(14)%

(dollars in thousands)

(1) Excludes depreciation, amortization, and loss on disposal of assets
(2) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income included elsewhere herein

Non-GAAP Reconciliation

gray

As Reported Basis

	As Reported Year Ended December 31			
	2016	2015	2014	2013
	(dollars in thousands)			
Net income	$ 62,273	$ 39,301	$ 48,061	$ 18,288
Depreciation	45,923	36,712	30,248	24,096
Amortization of intangible assets	16,596	11,982	8,297	336
Non-cash stock-based compensation	5,101	4,020	5,012	1,974
Loss on disposal of assets, net	329	80	623	765
Miscellaneous (income) expense, net	(775)	(103)	(23)	-
Interest expense	97,236	74,411	68,913	52,445
Loss from early extinguishment of debt	31,987	-	5,086	-
Income tax expense	43,418	26,448	31,736	13,147
Amortization of program broadcast rights	19,001	14,960	12,871	11,367
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	29	26	25	28
Network compensation revenue recognized	-	-	(456)	(615)
Payments for program broadcast rights	(18,786)	(14,576)	(15,087)	(11,433)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	36,469	31,223	25,671	17,836
Broadcast Cash Flow	**338,801**	**224,484**	**220,977**	**128,234**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(36,469)	(31,223)	(25,671)	(17,836)
Broadcast Cash Flow Less Cash Corporate Expenses	**302,332**	**193,261**	**195,306**	**110,398**
Pension expense	165	4,207	6,126	8,626
Contributions to pension plans	(3,048)	(5,421)	(6,770)	(4,748)
Interest expense	(97,236)	(74,411)	(68,913)	(52,445)
Amortization of deferred financing costs	4,884	3,194	2,970	1,903
Amortization of net original issue (premium) discount senior notes	(779)	(863)	(863)	(9)
Purchase of property and equipment	(43,604)	(24,222)	(32,215)	(24,053)
Income taxes paid, net of refunds	(14,588)	(1,761)	(401)	(519)
Free Cash Flow	**$148,126**	**$93,984**	**$95,240**	**$39,153**

See definition of non-GAAP terms included elsewhere herein

Non-GAAP Reconciliation

gray

Combined Historical Basis

	Combined Historical Basis Year Ended December 31		
	2016	2015	2014
	(dollars in thousands)		
Net income	$ 90,572	$58,107	$120,868
Depreciation	49,602	49,504	47,023
Amortization of intangible assets	17,866	19,222	16,689
Non-cash stock-based compensation	5,101	4,020	5,012
Loss on disposal of assets, net	632	1,738	1,142
Miscellaneous (income) expense, net	170	5,763	8,653
Interest expense	99,396	93,639	94,331
Loss from early extinguishment of debt	31,987	-	5,086
Income tax expense	43,338	23,526	30,463
Amortization of program broadcast rights	20,864	21,284	21,310
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	29	26	25
Network compensation revenue recognized	-	-	(456)
Payments for program broadcast rights	(20,649)	(20,900)	(23,526)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	36,469	31,223	25,671
Other	2,781	24,132	23,646
Broadcast Cash Flow	**378,158**	**311,284**	**375,937**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(36,469)	(31,223)	(25,671)
Broadcast Cash Flow Less Cash Corporate Expenses	**341,689**	**280,061**	**350,266**
Pension expense	165	4,207	6,126
Contributions to pension plans	(3,048)	(5,421)	(6,770)
Other	8,442	6,488	6,176
Operating Cash Flow as defined in Senior Credit Agreement	**347,248**	**285,335**	**355,798**
Interest expense	(99,396)	(93,639)	(94,331)
Amortization of deferred financing costs	4,884	3,194	3,546
Amortization of net original issue (premium) discount on senior notes	(779)	(863)	(863)
Purchase of property and equipment	(43,604)	(27,000)	(35,000)
Income taxes paid, net of refunds	(14,588)	(5,000)	(5,000)
Free Cash Flow	**$193,765**	**$162,027**	**$224,150**

See definition of non-GAAP terms included elsewhere herein

Non-GAAP Reconciliation

Combined Historical Basis

	Combined Historical Basis Year Ended December 31, 2016 Excluding Pending Acquisitions	Including Pending Acquisitions
	(dollars in thousands)	
Operating Cash Flow as defined in the Senior Credit Agreement:		
Net income	$ 112,562	$ 148,678
Depreciation	93,199	99,106
Amortization of intangible assets	36,265	37,088
Non-cash stock-based compensation	9,121	9,121
Loss on disposal of assets, net	1,302	2,370
Miscellaneous income, net	(815)	5,933
Interest expense	193,035	193,035
Loss from early extinguishment of debt	31,987	31,987
Income tax expense	63,284	66,865
Amortization of program broadcast rights	33,961	42,148
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	55	55
Network compensation revenue recognized		
Payments for program broadcast rights	(33,362)	(41,549)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	67,693	67,692
Other	24,112	26,913
Broadcast Cash Flow	**632,399**	**689,442**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(67,693)	(67,692)
Broadcast Cash Flow Less Cash Corporate Expenses	**564,706**	**621,750**
Pension expense	4,372	4,372
Contributions to pension plans	(8,469)	(8,469)
Other	14,930	14,930
Operating Cash Flow as defined in Senior Credit Agreement	**575,539**	**632,583**
Operating Cash Flow as defined in Senior Credit Agreement, divided by two	**287,770**	**316,292**
Adjusted Total Indebtedness:	December 31, 2016	December 31, 2016
Long term debt	$ 1,756,747	$ 1,756,747
Capital leases and other debt	680	680
Total deferred financing costs, net	30,488	30,488
Premium on debt, net	(5,797)	(5,797)
Cash	(325,189)	[1] (50,000)
Adjusted Total Indebtedness, Net of All Cash	**$1,456,929**	**$1,732,118**
Total Leverage Ratio, Net of All Cash	**5.06**	**5.48**

See definition of non-GAAP terms included elsewhere herein

[1] Cash at 12/31/16 adjusted pro forma for Acquisitions completed between 1/1/17 and 3/1/17

Glossary

"Clarksburg Stations"	WDTV (CBS) and WVFX (FOX), which Gray operates pursuant to a pre-closing Local Marketing Agreement.
"Combined Historical Basis" or "CHB"	Combined Historical Basis reflects financial results, position or statistics that have been prepared by adding Gray's historical financial results, position or statistics with the historical financial results, position or statistics of the Completed Transactions. It does not include any adjustments for other events attributable to the Completed Transactions except "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses" and "Operating Cash Flow" each give effect to expected synergies and "Combined Historical Free Cash Flow" gives effect to the financings and certain expected operating synergies related to the Completed Transactions. "Operating Cash Flow" and "Free Cash Flow" also reflect the add back of legal and other professional fees incurred in completing acquisitions. Combined Historical Basis does not reflect all purchase accounting and other adjustments required for Regulation S-X pro formas. Such preliminary purchase accounting and other adjustments have been reflected in the pro formas filed with the Securities and Exchange Commission ("SEC") on Form 8-K/A when required by the SEC.
"Completed Transactions"	All previously announced acquisitions or dispositions completed between November 2013 and March 1, 2017 including the Clarksburg Stations, unless otherwise specified.
"Gray" (Gray Television, Inc.)	A television broadcast company headquartered in Atlanta, Georgia, that owns and operates television stations and digital properties in markets throughout the United States
"Operating Cash Flow" or "OCF"	Operating cash flow as defined in Gray's existing senior credit facility; includes adjustments and synergies for Completed Transactions. See appendix herein for definition and reconciliations of non-GAAP terms
"Pending Acquisitions"	All previously announced acquisitions which were not yet completed as of March 1, 2017.
"Revenue"	Revenue is presented net of agency commissions.

Non-GAAP Terms

From time to time, Gray supplements its financial results prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") by disclosing the non-GAAP financial measures Broadcast Cash Flow, Broadcast Cash Flow Less Cash Corporate Expenses, Operating Cash Flow as defined in Gray's Senior Credit Agreement ("Operating Cash Flow"), Free Cash Flow and Total Leverage Ratio, Net of All Cash. These non-GAAP amounts are used by us to approximate the amount used to calculate key financial performance covenants contained in our debt agreements and are used with our GAAP data to evaluate our results and liquidity. These non-GAAP amounts may be provided on an As-Reported Basis as well as a Combined Historical Basis.

"Broadcast Cash Flow" or "BCF"	Net income plus loss on early extinguishment of debt, corporate and administrative expenses, broadcast non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations and network compensation revenue
"Broadcast Cash Flow Less Cash Corporate Expenses"	Net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations and network compensation revenue
"Free Cash Flow" or "FCF"	Net income plus loss on early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, amortization of deferred financing costs, any income tax expense, non-cash 401(k) expense, pension expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations, network compensation revenue, contributions to pension plans, amortization of original issue discount on our debt, capital expenditures (net of any insurance proceeds) and the payment of income taxes (net of any refunds received)
"Operating Cash Flow" or "OCF"	Defined in Gray's senior credit facility as net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations, network compensation revenue, plus pension expense but less cash contributions to pension plans
"Total Leverage Ratio, Net of All Cash"	Defined as the principal amount of all debt less all cash divided by a denominator equal to the Operating Cash Flow for the preceding eight quarters, divided by two,

These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to and in conjunction with results presented in accordance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.

gray

Television • Digital • Mobile

Gray Television, Inc.
4370 Peachtree Rd., NE
Atlanta, Georgia 30319
www.gray.tv